UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2013

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York (State or other jurisdiction of incorporation)	1-10551 (Commission File Number)	13-1514814 (IRS Employer Identification No.)

437 Madison Avenue, New York, NY (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The joint press release announcing the matters described in Item 8.01 of this report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this report (including exhibits) that is being furnished pursuant to Item 7.01 hereof shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is provided in connection with Regulation FD.

Item 8.01 Other Events.

On November 1, 2013, Omnicom Group Inc., a New York corporation (the “Company”), and Publicis Groupe S.A., a French société anonyme (“Publicis”), issued a joint press release announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired in connection with the previously announced merger of the Company and Publicis. The press release also announced the receipt of approvals from regulatory authorities in Canada, India, and Turkey. A copy of the press release is attached as Exhibit 99.1.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company, Publicis, Publicis Omnicom Group, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company and Publicis as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client payments and changes in client communication requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes relating to competitive factors in the advertising and marketing industries; ability to hire and retain key personnel; ability to successfully integrate the companies’ businesses; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; ability to attract new clients and retain existing clients in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their clients; conditions in the credit markets; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission (the “SEC”) and those described in Publicis’s annual reports, registration documents and other documents filed from time to time with the French financial market regulator (Autorité des Marchés Financiers or “AMF”). Except as required under applicable law, the parties do not assume any obligation to update these forward-looking statements.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Publicis Omnicom Group will file with the SEC a registration statement on Form S-4, which will include the proxy statement of the Company that also constitutes a prospectus of Publicis Omnicom Group (the “proxy statement/prospectus”). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PUBLICIS, PUBLICIS OMNICOM GROUP, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties by contacting Corporate Secretary, Omnicom Group Inc., 437 Madison Avenue, New York, NY 10022, (212) 415-3600 (for documents filed with the SEC by the Company) or Investor Relations, 133 avenue des Champs Elysées, 75008 Paris, France, +33 (0) 1 44 43 65 00 (for documents filed with the SEC by Publicis or Publicis Omnicom Group).

IMPORTANT ADDITIONAL INFORMATION WILL BE MADE AVAILABLE IN AN AFM APPROVED PROSPECTUS

Publicis Omnicom Group will make publicly available a prospectus, approved by the Dutch financial markets regulator (Stichting Autoriteit Financiële Markten or “AFM”), with respect to the issuance of new shares as a result of the proposed transactions and their admission to trading on a regulated market in the European Union (including any supplement thereto, the “Admission Prospectus”). The Admission Prospectus will be passported by the AFM to the AMF with a view to the admission of Publicis Omnicom Group shares to listing on Euronext Paris. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE ADMISSION PROSPECTUS, AND OTHER RELEVANT DOCUMENTS, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PUBLICIS, THE COMPANY, PUBLICIS OMNICOM GROUP, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Admission Prospectus from Publicis Omnicom Group on Publicis’s website at www.publicisgroupe.com or by contacting Investor Relations, 133 avenue des Champs Elysées, 75008 Paris, France, +33 (0) 1 44 43 65 00.

IMPORTANT ADDITIONAL INFORMATION FOR PUBLICIS SHAREHOLDERS

Publicis will prepare a report to be made available in connection with the Publicis meeting of shareholders called to approve the proposed transactions (the “Report”). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REPORT, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE AMF, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PUBLICIS, THE COMPANY, PUBLICIS OMNICOM GROUP, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Report from Publicis on its website at www.publicisgroupe.com or by contacting Investor Relations, 133 avenue des Champs Elysées, 75008 Paris, France, +33 (0) 1 44 43 65 00.

NO EEA PROSPECTUS UNTIL ADMISSION PROSPECTUS

No prospectus is required under the European Economic Area Prospectus Directive 2003/71/EC, as amended and as transposed in Dutch and French law, and no such prospectus or document will be made available until the Admission Prospectus is made available.

PARTICIPANTS IN THE SOLICITATION

The Company, Publicis and Publicis Omnicom Group and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the proposed transactions contemplated by the proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of the Company in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and its Proxy Statement on Schedule 14A, dated April 11, 2013, which are filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: November 1, 2013	By:	/s/ Michael J. O’Brien Name: Michael J. O’Brien Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 1, 2013